SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


 Date of Report (Date earliest event reported) September 9, 1999


Commission   Registrant, State of Incorporation,     I.R.S. Employer
File Number  Address and Telephone Number            Identification No.

1-11299      ENTERGY CORPORATION                     72-1229752
             (a Delaware corporation)
             639 Loyola Avenue
             New Orleans, Louisiana  70113
             Telephone (504) 529-5262


1-2703       ENTERGY GULF STATES, INC.               74-0662730
             (a Texas corporation)
             350 Pine Street
             Beaumont, Texas  77701
             Telephone (409) 838-6631


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Item 5.   Other Events

Entergy Gulf States, Inc.

     Reference is made to the Annual Reports on Form 10-K for the year ended December 31, 1998, the Quarterly Reports on Form 10-Q for the quarter ended June 30, 1999, and the Current Report on

Form 8-K, dated April 27, 1999, for Entergy Corporation

("Entergy") and Entergy Gulf States, Inc. ("Entergy Gulf States")

for discussions of Entergy Gulf States' rate proceedings filed in

1996 before the Public Utility Commission of Texas ("PUCT"),

Entergy Gulf States' litigation in the U.S. Bankruptcy Court for the Eastern District of Louisiana relating to coal and coal

transportation contracts associated with the Big Cajun 3, Unit 2 coal-fuel generating plant, and the discovery of  cladding

degradation on certain nuclear fuel assemblies in the nuclear reactor at Entergy Gulf States' River Bend Station during a

recent refueling outage.  Updates of these matters are set forth below.

        Texas Rate Case

     On  August  27,  1999, the PUCT entered an order  denying  a

Motion  for  Rehearing  by the Office of Public  Utility  Counsel

("OPC")  in  Entergy Gulf States' rate case filed in November  of

1998.   The  OPC's Motion for Rehearing asserted that  the  order

issued by the PUCT approving a non-unanimous settlement agreement in  the rate proceeding was not consistent with the terms of  the settlement agreement among the parties to the proceeding.  It  is uncertain whether the OPC will appeal the PUCT's final  order  in the rate proceeding.

     Coal Supply and Coal Transportation Litigation

     On  August 26, 1999, the United States Bankruptcy Court  for

the  Middle  District  of  Louisiana  entered  an  order  in  the bankruptcy  proceeding of Cajun Electric Power Cooperative,  Inc.

("Cajun").   The  order  approved  a  settlement  agreement  (the

"Settlement")  among the parties to that proceeding  relating  to the  confirmation  of a plan of reorganization  (the  "Creditors'

Plan")  in bankruptcy for Cajun.  Entergy Gulf States is a  party

to  the  Settlement.   The Creditors' Plan, as  modified  by  the

Settlement,  has the effect of ending pending litigation  between

Entergy Gulf States and suppliers of coal and rail transportation for  coal  to the Big Cajun 2, Unit 3 generating plant, in  which

Entergy Gulf States owns an undivided interest.

     River Bend Station Nuclear Fuel

     The  nuclear fuel assemblies that were found to  be  damaged during the most recent refueling outage at the River Bend Station have  been  replaced and the generating unit has  been  operating normally  since restart on July 8, 1999.  The damaged  assemblies are  being stored on site. It has been determined that  the  most economic time to conduct tests to determine whether some  or  all of  the assemblies can be repaired and reused will be immediately following  the  next refueling outage at the River Bend  Station.

The  next  outage is currently scheduled for March  2000.   Until

testing is completed, it is not known whether any or all  of  the assemblies are reusable.  Entergy Gulf States cannot at this time predict  whether  the  damage to the  assemblies  will  have  any material adverse financial effect on the Company.


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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act
1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                              ENTERGY CORPORATION
                              ENTERGY GULF STATES, INC.


                              By: /s/ Nathan E. Langston
                                   Nathan E. Langston
                                Vice President and Chief
                                 Accounting Officer

Dated:  September 9, 1999